UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Information Analysis Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(703) 383-3000
(800) 829-7614
Fax: (703) 293-7979
www.infoa.com
11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030

May 12, 2008

Dear Stockholder,

We cordially invite you to attend our 2008 annual meeting of stockholders to be held at 10:00 AM on Wednesday, June 11, 2008, at our offices at 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Information Analysis Incorporated that you should consider when you vote your shares.

When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

/s/ Sandor Rosenberg
Sandor Rosenberg
Chairman of the Board and Chief Executive officer

(703) 383-3000
(800) 829-7614
Fax: (703) 293-7979
www.infoa.com
11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030

May 12, 2008

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 AM

DATE:	June 11, 2008

PLACE:	Information Analysis Incorporated
11240 Waples Mill Road, Suite 201
Fairfax, Virginia 22030

PURPOSES:

1. To elect Four directors to serve terms expiring at the 2009 Annual Meeting.

2. To ratify the appointment of Reznick Group, P.C. as the company’s independent public accountants for the fiscal year ending December 31, 2008.

3. To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Information Analysis Incorporated stock at the close of business on May 12, 2008. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard S. DeRose
Richard S. DeRose
Secretary

Information Analysis Incorporated	2008 Proxy Statement

INFORMATION ANALYSIS INCORPORATED

11240 WAPLES MILL ROAD, SUITE 201

FAIRFAX, VIRGINIA 22030

PROXY STATEMENT FOR THE INFORMATION ANALYSIS INCORPORATED

2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 11, 2008

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because Information Analysis Incorporated’s (IAI) Board of Directors is soliciting your proxy to vote at the 2008 annual meeting of stockholders and any adjournments of the meeting to be held at 10:00 AM on Wednesday, June 11, 2008, at our offices at 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

On May 12, 2008, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement, our 2007 annual report, which includes our financial statements for the fiscal year ended December 31, 2007. You can also find a copy of our 2007 Annual Report on Form 10-KSB on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.infoa.com.

Who Can Vote?

Only stockholders who owned IAI common stock at the close of business on May 12, 2008, are entitled to vote at the annual meeting. On this record date, there were 11,196,760 shares of IAI common stock outstanding and entitled to vote. Information Analysis Incorporated common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of IAI common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer, or you have stock certificates, you may vote:

• By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

Information Analysis Incorporated	2008 Proxy Statement

• In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

• By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

• In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” ratification of the selection of independent public accountants for our fiscal year ending December 31, 2008.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying IAI’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on both Proposals 1 and 2 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

Information Analysis Incorporated	2008 Proxy Statement

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Public Accountants	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent public accountants. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent public accountants. However, if our stockholders do not ratify the selection of Reznick Group, P.C. as our independent public accountants for 2008, our Audit Committee of our Board of Directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, American Stock Transfer, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Information Analysis Incorporated	2008 Proxy Statement

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2008, for (a) the executive officers named in the Summary Compensation Table on page 9 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 28, 2008, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 11,196,760 shares of common stock outstanding on April 28, 2008.

SECURITY OWNERSHIP OF MANAGEMENT
TITLE OF CLASS: INFORMATION ANALYSIS INCORPORATED COMMON STOCK

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent Of Class
Sandor Rosenberg, Chairman, CEO, and Director	1,832,800		16.4
Richard S. DeRose, Executive Vice President	500,345	(3)	4.4
Stanley A. Reese, Senior Vice President	317,000	(4)	2.8
Charles A. May, Jr., Director	60,000	(5)	*
Bonnie K. Wachtel, Director	129,800	(6)	1.2
James D. Wester, Director	164,947	(7)	1.5

All directors and executive officers as a group	3,004,892	(8)	25.4

*	represents less than 1%
(1)	The address of all beneficial holders is in care of the Company, except Ms. Wachtel, whose address of record is 1101 14th St. NW, Washington, DC 20001.
(2)	All shares are held outright by the individuals listed.
(3)	Includes 285,000 shares issuable upon the exercise of options to purchase common stock
(4)	Includes 295,000 shares issuable upon the exercise of options to purchase common stock
(5)	Includes 20,000 shares issuable upon the exercise of options to purchase common stock
(6)	Includes 20,000 shares issuable upon the exercise of options to purchase common stock
(7)	Includes 20,000 shares issuable upon the exercise of options to purchase common stock
(8)	Includes 640,000 shares issuable upon the exercise of options to purchase common stock

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
TITLE OF CLASS: INFORMATION ANALYSIS INCORPORATED COMMON STOCK

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Of Class
Traditions LP 924 Ridge Drive McLean, VA 22101	1,000,000	8.9

Information Analysis Incorporated	2008 Proxy Statement

MANAGEMENT

The Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. All Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Our Board of Directors currently consists of four (4) members.

Our Board of Directors voted to nominate Charles A. May, Jr, Sandor Rosenberg, Bonnie K. Wachtel and James D. Wester for election at the annual meeting to serve until the 2009 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name of Nominee	Age	Director Since	Position with the Company
Charles A. May, Jr.	70	1997	Director

Sandor Rosenberg	61	1979	Chairman of the Board, Chief Executive Officer and President

Bonnie K. Wachtel	52	1992	Director

James C. Wester	69	1985	Director

Charles A. May, Jr., 70, is a consultant focusing on national security and strategic business planning issues. In 1992, he retired as a Lt. General from the Air Force where he last served as Assistant Vice Chief of Staff, Headquarters US Air Force, Washington, D.C. He is a graduate of the U.S. Air Force Academy, where he once served as an Associate Professor of Political Science. General May has also graduated from the NATO Defense College and has completed the University of Pittsburgh’s Management Program for Executives.

Sandor Rosenberg, 61, is the founder of the Company and has been Chairman of the Board and Chief Executive Officer of the Company since 1979, and President since 1998. Mr. Rosenberg holds a B.S. degree in Aerospace Engineering from Rensselaer Polytechnic Institute, and has done graduate studies in Operations Research at George Washington University.

Bonnie K. Wachtel, 52, has served as vice president and general counsel of Wachtel & Co., Inc., a Washington, D.C.-based brokerage and investment banking firm, since 1984. Ms. Wachtel holds BA and MBA degrees from the University of Chicago and a JD from the University of Virginia. Ms. Wachtel is a Certified Financial Analyst. She is a director of ACIES Corp, a provider of payment processing services; and VSE Corporation, a provider of technical services to the federal government.

James D. Wester, 69, was a computer services marketing consultant for more than 15 years. Since 1984, he has been president of Results, Inc., a computer services marketing firm. Mr. Wester holds a BME degree from Auburn University and an MBA from George Washington University.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the NASDAQ Stock Market:

Charles A. May, Jr.

Bonnie K. Wachtel

James D. Wester

There are no family relationships between any directors or executive officers of the Company.

Information Analysis Incorporated	2008 Proxy Statement

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2007 there were two meetings of our Board of Directors. All directors attended both meetings of the Board and of committees of the Board on which he or she served during fiscal 2007. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee met four times during 2007. This committee currently has two members, Bonnie K. Wachtel (Chairman) and Charles A. May, Jr. Our Audit Committee has the authority to retain and terminate the services of our independent public accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Wachtel is our “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-B. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. The current audit committee charter is available for viewing on our Web site at www.infoa.com under the Investor Relations section of the Company Profile.

Compensation Committee. Our Compensation Committee met one time during 2007. This committee currently has two members, Ms. Wachtel (Chairman) and Mr. May. This committee does not operate under a charter. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Executive Officers, and shall conduct its decision-making process with respect to that issue without the executive officers present. All members of the Compensation Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market.

Nominating Committee. Our Nominating Committee met one time during 2007 and has four members, Mr. Rosenberg (Chairman), Ms. Wachtel, and Messrs. May and Wester. This committee does not operate under a charter. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and its committees, and to evaluate and make recommendations as to potential candidates. All members of the Nominating Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market except for Mr. Rosenberg. The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2009 Annual Meeting of Stockholders, it must follow the procedures described in “Stockholder Proposals and Nominations For Director.”

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at (703) 383-3000. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to:

Board of Directors of Information Analysis Incorporated

ATTN: (Chairman of the Board/Board member name)

11240 Waples Mill Road, Suite 201

Fairfax, Virginia 22030

Shareholder communications addressed to the Board, but not addressed to a specific Board member, will be relayed to the Chairman of the Board, and from there will be distributed to the Chairperson of the committee that oversees the subject matter of the communication.

Information Analysis Incorporated	2008 Proxy Statement

Compensation of Directors

The Company pays each non-employee director an annual fee of $2,000 to serve on the Board, payable quarterly. Expenses incurred in attending Board of Director meetings and committee meetings may be reimbursed. The following Table describes all compensation for each director for the year ended December 31, 2007.

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($)[1] (d)	All Other Compensation ($) (g)	Total ($) (j)
Charles A. May, Jr.	2,000	—	1,600	—	3,600
Bonnie K. Wachtel	2,000	—	1,600	—	3,600
James D. Wester	2,000	—	1,600	—	3,600

[1]	The assumptions used in calculating the value of Option Awards are detailed in the financial statement footnotes in our 2007 Annual Report on Form 10-KSB as filed with the SEC on April 15, 2008.

On April 20, 2007, Ms. Wachtel and Messrs. May and Wester were each awarded options to purchase 5,000 shares of our common stock. The exercise price of each share is $0.40, that day’s closing price. The options expire ten years from the issue date. The options vested over a period of six months. The grant date fair value was $0.25 per share.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position
Richard S. DeRose	69	Executive Vice President, Secretary, and Chief Financial Officer

Stanley A. Reese	51	Senior Vice President and Chief Operating Officer

Richard S. DeRose, 69, has been Executive Vice President since 1991. Prior to that, he served as the President and CEO of DHD Services, Inc., a company he founded, from 1979 until DHD’s acquisition by the Company in 1991. Prior to DHD, Mr. DeRose held several management positions in the information technology and telecommunications industries at RCA, Burroughs, and MCI. Mr. DeRose holds a BS degree in Science from the US Naval Academy and an MS degree in Computer Systems Management from the US Naval Postgraduate School, Monterey.

Stanley A. Reese, 51, joined the Company in 1993. Mr. Reese has been Senior Vice President since 1997 and Chief Operating Officer since March 1999. From 1992 to 1993, he served as Vice President, Technical Services at Tomco Systems, Inc. Prior to Tomco Systems, he served as Senior Program manager at ICF Information Technology, Inc. Mr. Reese has over 20 years experience managing and marketing large scale mainframe and PC-based applications. Mr. Reese holds a BA in History from George Mason University.

Information Analysis Incorporated	2008 Proxy Statement

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth individual compensation information for the Chief Executive Officer and the other executive officers serving as executive officers as of December 31, 2007 (collectively “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards[1] ($) (f)	All Other Compensation[2] ($) (i)	Total ($) (j)
Sandor Rosenberg	2007	134,120	6,000	—	—	—	140,120
Chairman of the Board and Chief Executive Officer	2006	130,000	10,000	—	—	—	140,000
Richard S. DeRose	2007	130,000	6,000	—	12,500	2,040	150,540
Executive Vice President	2006	130,000	10,000	—	24,300	2,220	166,520
Stanley A. Reese	2007	133,995	6,000	—	25,000	2,100	167,095
Chief Operating Officer	2006	134,063	10,000	—	—	1,633	144,063

[1]	The assumptions used in calculating the value of Option Awards are detailed in the financial statement footnotes in our 2007 Annual Report on Form 10-KSB as filed with the SEC on April 15, 2008.
[2]	All references to All Other Compensation are for employer contributions to each individual’s 401(k) defined contribution account under our company-wide 401(k) Pension and Profit Sharing Plan.

On April 20, 2007, Mr. DeRose was awarded an option to purchase 50,000 shares of our common stock, and Mr. Reese was awarded an option to purchase 100,000 shares of our common stock. The exercise price of each share is $0.40, that day’s closing price. The options expire ten years from the issue date. The options vested over a period of six months. The grant date fair value was $0.25 per share.

On June 23, 2006, Mr. DeRose was granted an option to purchase 90,000 shares of our common stock. The exercise price of each share is $0.52, that day’s closing price. The options expire ten years from the issue date. The option to purchase 45,000 shares vested over three months, and the option to purchase an additional 45,000 shares vested over six months. The grant date fair value was $0.27 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Richard S. DeRose	20,000		0.59	05/11/2009
Richard S. DeRose	50,000		0.4375	07/03/2010
Richard S. DeRose	50,000		0.22	05/27/2013
Richard S. DeRose	25,000		0.42	10/27/2015
Richard S. DeRose	90,000		0.52	06/23/2016
Richard S. DeRose	50,000		0.40	04/20/2017
Stanley A. Reese	50,000		1.44	10/19/2008
Stanley A. Reese	20,000		0.59	05/11/2009
Stanley A. Reese	50,000		0.20	09/07/2011
Stanley A. Reese	50,000		0.22	05/27/2013
Stanley A. Reese	25,000		0.42	10/27/2015
Stanley A. Reese	100,000		0.40	04/20/2017

Information Analysis Incorporated	2008 Proxy Statement

Equity Compensation Plan Information

The following table contains information regarding securities authorized and available for issuance under our equity compensation plans for certain employees, directors, and consultants, as of April 28, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,104,000	$0.41	622,500
Equity compensation plans not approved by security holders	0

Total	1,104,000	$0.41	622,500

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On June 18, 1997, the Company agreed in writing to provide to Richard S. DeRose, Executive Vice President, Chief Financial Officer, and Secretary, twelve months severance pay of his base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. DeRose’s termination, substantial reduction of duties, or requirement to be based at a location outside of a 30-mile radius of Fairfax, Virginia, he will receive a twelve month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion.

Retirement Plans

The Company has a Cash or Deferred Arrangement Agreement (CODA), which satisfies the requirements of section 401(k) of the Internal Revenue Code. This defined contribution retirement plan covers substantially all employees. Participants can elect to have up to the maximum percentage allowable of their salaries reduced and contributed to the plan. The Company may make matching contributions equal to a discretionary percentage of a discretionary percentage of the participants’ elective deferrals. In 2007, the Company matched 25% of the first 6% of the participants’ elective deferrals. The Company may also make additional contributions to all eligible employees at its discretion. The Company did not make additional contributions during 2007.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with our independent public accountants on accounting and financial disclosure.

TRANSACTIONS WITH RELATED PERSONS

In the year ended December 31, 2007, there were no related party transactions subject to reporting herein.

Information Analysis Incorporated	2008 Proxy Statement

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ stock market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Reznick Group, P.C. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2007, the Audit Committee took the following actions:

• Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007, with management and Reznick Group, P.C., our independent auditors;

• Discussed with Reznick Group, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

• Received written disclosures and the letter from Reznick Group, P.C., regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Reznick Group, P.C., their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Reznick Group, P.C., the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007, for filing with the SEC.

Members of the Information Analysis Incorporated Audit Committee
Bonnie K. Wachtel
Charles A. May, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “Commission”) and any national securities exchange on which the Company’s securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, there were no officers, Directors and 10% beneficial owners who failed to file on a timely basis the forms required under Section 16(a) of the Exchange Act.

Information Analysis Incorporated	2008 Proxy Statement

ELECTION OF DIRECTORS

(Notice Item 1)

The Board of Directors nominated Charles A. May, Jr., Sandor Rosenberg, Bonnie K. Wachtel and James D. Wester for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2009 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Charles A. May, Jr., Sandor Rosenberg, Bonnie K. Wachtel and James D. Wester. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

All nominees are currently Directors of the Company and have served continuously since the dates of their elections as shown on page 7.

A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

The Board Of Directors Recommends The Election Of Charles A. May, Jr., Sandor Rosenberg, Bonnie K. Wachtel and James D. Wester As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

Information Analysis Incorporated	2008 Proxy Statement

INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 2)

The Audit Committee has appointed Reznick Group, P.C., independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2008. The Board proposes that the stockholders ratify this appointment. Reznick Group, P.C., audited our financial statements for the fiscal years ended December 31, 2007 and 2006. We expect that representatives of Reznick Group, P.C., will not be present at the meeting, will therefore be unable to make a statement, and will not be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Reznick Group, P.C., for the audit of the Company’s annual financial statements for the years ended December 31, 2007 and 2006, respectively, and fees billed for other services rendered by our principal accountants during those periods.

Fee Category	2007 Fees	2006 Fees
Audit Fees	$59,500	$50,000
Audit-Related Fees - Out of Pocket Expenses	440	80
- Consent procedures related to S-8 filing		3,500
Tax Fees	4,000	5,000
All Other Fees
- Initial application and adoption of FIN 48, including review of preliminary memo and discussions with audit committee	5,500
- Professional services - due diligence assistance	1,200

Total Fees and Services	$70,640	$58,330

The Audit Committee directly engages the Independent Certified Public Accountants as it relates to the audit of the Company’s fiscal year and the reviews of its fiscal quarters and the associated fees. The percentages of services other than Audit Fees that were approved by the audit committee in 2007 and 2006 are 97.7% and 94.0% respectively.

Although stockholder approval of the Board of Directors’ selection of Reznick Group is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection.

In the event the stockholders do not ratify the appointment of Reznick Group, P.C., as our independent public accountants, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent public accountants.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of Reznick Group, P.C., As Independent Public Accountants, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

Information Analysis Incorporated	2008 Proxy Statement

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our Web site at www.infoa.com under the Investor Relations section of the Company Profile and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Information Analysis Incorporated, 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2009, stockholder proposals must be received no later than January 12, 2009. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by March 31, 2009, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of Richard S. DeRose, Secretary, Information Analysis Incorporated, 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030.

Fairfax, Virginia

May 12, 2008

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.infoa.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Richard S. DeRose, Secretary, Information Analysis Incorporated, 11240 Waples Mill Road, Suite 201, Fairfax, Virginia 22030.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Sandor Rosenberg, President and Chief Executive Officer, and attested to by Richard S. DeRose, Secretary, this 12th day of May, 2008.

INFORMATION ANALYSIS INCORPORATED

By:	/s/ Sandor Rosenberg
Sandor Rosenberg
President and Chief Executive Officer

ATTEST:

/s/ Richard S. DeRose
Richard S. DeRose
Secretary

INFORMATION ANALYSIS INCORPORATED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFORMATION ANALYSIS INCORPORATED

The undersigned hereby appoints Richard S. DeRose with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Information Analysis Incorporated held on record by the undersigned on May 12, 2008, at the annual meeting of the stockholders to be held on June 11, 2008, or any adjournment thereof.

Please sign, date, and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here ☒

1.	ELECTION OF DIRECTORS

☐	FOR all nominees.

☐	WITHHOLD AUTHORITY for all nominees.

☐	FOR ALL EXCEPT (see instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here ¢

☐	Charles A. May, Jr

☐	Sandor Rosenberg

☐	Bonnie K. Wachtel

☐	James D. Wester

2.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

☐	FOR the ratification of Reznick Group, P.C. as the independent public accountants.

☐	AGAINST the ratification of Reznick Group, P.C. as the independent public accountants.

☐	ABSTAIN from ratification of Reznick Group, P.C. as the independent public accountants.

3.	In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meetings.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE SELECTION OF REZNICK GROUP, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS.

Note: Please sign exactly as your names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN, AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

Signature of Stockholder	Date

Signature of Stockholder	Date